SOUTH CAROLINA                                      SUBLEASE FOR SUITE 210 AT
CHARLESTON COUNTY                                   4055 FABER PLACE DRIVE
                                                     THE EXECUTIVE PARK
                                                           FABER PLACE

     This  Sublease  is made  this    day of  March,  1997,  by and  between
ENVIROMETRICS,   INC.,  successor  by  merger  to  Trico   Envirometrics,   Inc.
(Sublessor); CHASE MORTGAGE BROKERS, INC. ("Sublessee"); and LPC of S.C., INC. (a subsidiary of The Liberty Corporation) ("Landlord').

                                   WITNESSETH:

     WHEREAS, Landlord leased approximately 9,094 square feet of office space to Trico Envirometrics, Inc. described as Suite 102 (inclusive of Suite 210) of the commercial office building located at 4055 Faber Place Drive in The Executive Park at Faber Place in North Charleston, South Carolina (the "Demised Premises"), pursuant to that certain office lease dated January 17, 1996 (the "Lease"); and

     WHEREAS,   Envirometrics,   Inc.  is  the  successor  by  merger  to  Trico
Envirometrics, Inc., and therefore, is now the tenant under the Lease;

     WHEREAS, Sublessee desires to sublease a portion of the Demised Premises known as Suite 210 consisting of approximately 2,851 square feet rentable and Sublessor desires to sublet Suite 210 to Sublessee;

     WHEREAS, Landlord consents to this Sublease, and all of the requirements set forth in Section 1 0 of the Lease have been completely satisfied.

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sublessee hereby takes and leases from Sublessor approximately 2,851 square feet rentable in the Demised Premises known as Suite 210 (the 'Premises') in the commercial office building located at 4055 Faber Place in The Executive Park at Faber Place in North Charleston, South Carolina, according to the terms and conditions of the Lease which is attached hereto as Exhibit A and incorporated by reference as fully as if set forth herein. All defined terms contained in the Lease shall be used herein with the same meaning unless otherwise expressly defined herein. Sublessee acknowledges that it has received a copy of the lease and has reviewed it to its satisfaction. The parties agree as follows:

     1. Incorporation of Recitals. The above recitals are incorporated herein by reference.

     2. Incorporation of Lease Amendment. Except as provided herein, the terms and conditions of the Lease are incorporated into this Sublease by reference. All of the obligations contained in the Lease, except as modified and amended by this Sublease, and all rights and privileges conferred upon Sublessor as tenant therein, are hereby also conferred and imposed upon Sublessee. Sublessee covenants and agrees to fully and faithfully perform the terms and conditions of the Lease and this Sublease. Sublessee shall not do or cause to be done or suffer or permit any act to be done which would or might cause the Lease, or the rights of the Sublessor under the Lease to be endangered, canceled, terminated, forfeited or surrendered, or which would or might cause Sublessor to be in default thereunder or liable for any damages, claim or penalty.

     3. Term; Payment of Rent. Sublessee shall lease the Premises from Sublessor commencing as of March 31, 1997 and continuing until January 31, 1999, at the rate of $13.85 per square foot per year. Thus, an amount equal to $39,486.35 is due annually, and such amount shall be payable monthly in an amount equal to $3,290.53 in advance on the first day of each month during the term of this Sublease, and shall be due and owing without notice, demand, abatement, deduction or set-off.

     Rent and any other charges to be paid by Sublessee to Sublessor will be paid when due at such times as are specified above at:

    c/o Envirometrics, Inc.
        9229 University Boulevard
        Charleston, SC 29406
        Attn:   Mr. Walter H. Elliott, III

     4. Security Deposit. A security deposit in the amount of one month's rent, or $3,290.53 per month, shall be made by Sublessee to Sublessor at the time of the execution of this Sublease. Said deposit shall be held by Sublessor, without liability for interest, as security for the faithful performance by Sublessee of all the terms, covenants and conditions of the Lease and this Sublease by said Sublessee to be kept and performed during the term hereof. Should Sublessee fail to keep and perform any of the terms, covenants and conditions of the Lease or Sublease, Sublessor may appropriate and apply said entire deposit, or so much thereof as may be necessary, to compensate Sublessor for loss or damage sustained by Sublessor due to such breach, without prejudice to its further rights and remedies. Should the entire security deposit or any portion thereof be appropriated and applied by Sublessor for the payment of overdue rent or other sums due from Sublessee hereunder, the Sublessee shall, upon the written demand of Sublessor, forthwith remit to Sublessor a sufficient amount in cash to restore said deposit to the original sum deposited. All amounts remaining of said deposit shall be returned in full to Sublessee at the end of the term of this Sublease or upon its earlier termination.

     5. Taxes and Operating Expenses. All of the Taxes and Operating Expenses which exceed Operating Expense Base and are borne pro rata by Sublessor under the terms of Section 4B of the Lease shall continue to be the responsibility of the Sublessor during the term of the Sublease; provided, however, that Sublessee shall be responsible for Sublessor's pro rata share of any Operating Expenses which arise from the acts or omissions of Sublessee and which are not normal and customary Operating Expenses.

     6. Indemnification. Sublessor hereby agrees to defend, indemnify, and save Sublessor harmless from any liability resulting from any claim, action or suit made against Sublessor by Landlord in connection with Sublessee's breach of the Lease or this Sublease.

     7. Notices. Any notice, demand or other instrument or written communication required or permitted to be given, or served hereunder, shall be made or delivered by hand delivery or by mailing the same certified mail, postage pre-paid, and, if to Sublessor addressed as follows:

                                 c/o Envirometrics, Inc.
                                     9229 University Boulevard
                                     Charleston, SC 29406
                                     Attn:   Mr. Walter H. Elliott, III
and to Sublessee addressed as follows:
                                     Chase Mortgage
                                     3208 Oleander Dr.
                                     Wilmington, NC 28403

     8. Consent. Landlord hereby consents to the Sublease set forth herein. This sublease may not be assigned, sublet or otherwise transferred without the prior written consent of Landlord as set forth in Section 1 0 of the Lease.

     9. Binding Agreement. This Sublease applies to and inures to the benefit of, and binds all parties hereto and their respective heirs, legal representatives, successors and assigns. This Sublease shall be construed in accordance with the laws of the State of South Carolina.

     IN WITNESS WHEREOF, the parties herein execute this Sublease for the purpose herein expressed the day and year first written above. Signed, sealed and delivered in the presence of


WITNESSETH:               SUBLESSOR:
                          ENVIROMETRICS,   INC.,   successor   by   merger   to
                          Trico-Envirometrics,Inc.          (SEAL)

                          By:
                          Name:
                          Title:


                          SUBLESSEE:
                          CHASE MORTGAGE BROKER, INC.
                                                (SEAL)
                          By:
                          Name:
                          Title:

     LPC OF S.C., Inc. joins in the execution of this Sublease solely for the purpose of evidencing its consent hereto. Nothing contained herein shall modify Sublessor's obligations under the Lease.

WITNESSETH:                               LANDLORD:
                                   (SEAL) LPC OF S.C., INC.
                                          By:
                                          Name:
                                          Title: